UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2008

Gateway Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	000-33223	56-2264354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
1580 Laskin Road, Virginia Beach, Virginia 23451
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (757) 422-4055
Former name or former address, if changed since last report N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders
     On September 25, 2008, the Registrant filed Articles of Amendment (the “Articles of Amendment”) with the North Carolina Secretary of State for the purpose of amending its Amended and Restated Articles of Incorporation to create a Series B Non-Convertible Non-Cumulative Perpetual Preferred Stock, no par value per share (the “Series B Preferred Stock”). The terms of the Series B Preferred Stock will prohibit the Registrant from declaring or paying any cash dividends on its common stock in the event the Registrant fails to declare and pay full cash dividends (or declare and set aside a sum sufficient for payment thereof) on its Series B Preferred Stock through the date on which the Registrant proposes to declare and pay the cash dividend on the common stock. The Series B Preferred Stock will not participate in dividends paid with respect to any other class or series of the Registrant’s capital stock. The Series B Preferred Stock ranks on parity with the Registrant’s existing Series A Preferred Stock (and senior to the common stock) with respect to dividend and liquidation rights. The restrictions are more fully set forth in the Articles of Amendment referenced in Item 5.03 below.
Item 5.03. Amendment to Articles of Incorporation
     On September 25, 2008, the Registrant filed Articles of Amendment with the North Carolina Secretary of State for the purpose of amending its Amended and Restated Articles of Incorporation to create the Series B Non-Convertible Non-Cumulative Perpetual Preferred Stock, no par value per share. The Series B Preferred Stock has a 12% non-cumulative dividend, may be redeemed at the election of the Registrant at any time after October 1, 2009, and initially has a liquidation preference of $1,000 per share. This description of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, which are attached hereto as Exhibit 3.1 and are incorporated by reference herein.
Item 8.01. Other Events
     On September 29, 2008, pursuant to resolutions adopted by the Board of Directors of the Registrant, a pricing committee of the Registrant approved the final terms of a public offering of up to 40,000 shares of its Series B Preferred Stock. The terms of the offering and the Series B Preferred Stock are described in the Registrant’s Preliminary Prospectus Supplement, dated September 24, 2008, constituting a part of the Registration Statement (hereinafter described), as supplemented by Free Writing Prospectuses dated September 11, 2008 and September 29, 2008 and a Final Prospectus Supplement, dated September 29, 2008 (collectively, the “Offering Materials”).
     The Series B Preferred Stock is being issued pursuant to the Registrant’s Shelf Registration Statement on Form S-3 (Registration No. 333-152434) and the related Offering Materials.
     On September 29, 2008, the Registrant accepted subscription offers from investors (the “Subscription Offer Agreement”) for the purchase of 37,550 shares of the Series B Preferred Stock. This offering closed on September 29, 2008, and the Registrant received gross proceeds of $37.55 million from this sale. A press release regarding this offering is attached hereto as Exhibit 99.1.
     The Registrant is filing this Current Report on Form 8-K in order to, among other things, cause the Articles of Amendment, the form of Certificate for the Series B Preferred Stock and the statement of other expenses of issuance and distribution (as required by Item 14 of the Registration Statement) that are attached as exhibits hereto to be incorporated by reference into the Registration Statement (No. 333-152434).
     As was previously announced on September 24, 2008, the Registrant entered into a definitive agreement with Hampton Roads Bankshares, Inc. (Nasdaq: HMPR) (“HRB”), whereby Registrant will be merged with HRB. The sale of additional capital to maintain the capital status of its subsidiary, Gateway Bank & Trust Co., as “well capitalized” is a condition to closing of the merger. The sale of the Series B Preferred Stock is expected to satisfy this condition to consummation of the merger. The merger transaction is also subject to shareholder and regulatory approval. The Registrant expects to consummate the merger in the fourth quarter 2008.
Forward-Looking Statements
Certain statements in this report and the exhibits filed herewith may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements relating to the timing and successful closing of the merger as well as future services to be offered by, and the financial condition and performance of, the combined companies. Although HRB and Gateway each believe that their respective expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of their business and operations, there can be no assurance that actual results, performance or achievements of either or both HRB and Gateway will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including an inability of the companies to complete the merger or a failure of the combined companies to achieve the operations and results expected after the merger. For an explanation of additional risks and uncertainties associated with forward-looking statements, please refer to the respective Annual Reports as filed by each of HRB and Gateway on Form 10-K for the year ended December 31, 2007, and other reports filed and furnished to the Securities and Exchange Commission. Neither HRB nor Gateway undertake any obligation to update any forward-looking statements made in this press release and this release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.
Additional Information About the Merger and Where to Find It
HRB and Gateway will be filing relevant documents concerning the proposed transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a joint proxy statement/prospectus. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about HRB and Gateway at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to:

Hampton Roads Bankshares, Inc.	Gateway Financial Holdings
999 Waterside Drive, Suite 200	1580 Laskin Road
Norfolk, VA 23510	Virginia Beach, Virginia 23451
Attention: Jack W. Gibson	Attention: D. Ben Berry
Telephone Number: (757) 217-1000	Telephone Number: (757) 422-4055
Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission regarding the proposed merger transaction when they become available, because they will contain important information.
The press release attached as Exhibit 99.1 to this Report does not constitute an offer of any securities for sale or a solicitation of offers to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. Any offer will be made only by the prospectus supplement, with respect to the Series B Preferred Stock, or the joint proxy statement/prospectus, with respect to the shares that will be offered by HRB.
Participants in the Solicitation
HRB and Gateway, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of HRB and Gateway in favor of the proposed merger. Information about HRB’s directors and executive officers and their ownership of HRB’s capital stock will be contained in the joint proxy statement/prospectus that will be distributed by HRB in connection with the merger, which will be filed with the SEC. Information about Gateway’s directors and executive officers and their ownership of Gateway’s capital stock will be contained in the proxy statement that will be distributed by Gateway in connection with its special meeting of shareholders and the merger, which will be filed with the SEC. Additional information regarding the interests of those participants in the proposed merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available. You may obtain free copies of those documents when they become available as described above.
Item 9.01(d). Exhibits
     The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment for the Series B Preferred Stock.

4.1	Form of Certificate for the Series B Preferred Stock.

99.1	Press Release dated September 30, 2008.

99.2	Other expenses of issuance and distribution (as required by Item 14 of the Registration Statement).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2008	GATEWAY FINANCIAL HOLDINGS, INC.
	By:	/s/ Theodore L. Salter
Theodore L. Salter
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment for the Series B Preferred Stock.

4.1	Form of Certificate for the Preferred Stock.

99.1	Press Release dated September 30, 2008.

99.2	Other expenses of issuance and distribution (as required by Item 14 of the Registration Statement).